GLASGAL COMMUNICATIONS, INC.

                        1996 STOCK OPTION CONVERSION PLAN

                             Dated October 31, 1996

                  1. PURPOSE. This 1996 Stock Option Conversion Plan (the "Plan") is established to replace stock options previously granted by the Company's subsidiary, Datatec Industries Inc. ("Datatec") to selected Datatec employees. The Plan is further intended to attract, retain and provide equity incentives to such Datatec employees and to promote the financial success of Glasgal Communications, Inc. (the "Company") and its Subsidiaries and Affiliates. Capitalized terms not previously defined herein are defined in
Section 16 of the Plan.

                  2. SHARES. The shares of stock that may be purchased upon exercise of Options granted under the Plan (the "Shares") are shares of the common stock, $.001 par value (the "Common Stock") of the Company.

                  3. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under the Plan shall not exceed 470,442 in total, subject to adjustment as provided in the Plan. At all times during the term of the Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under the Plan.

                  4. ELIGIBILITY. Options may be granted only to past or present employees of Datatec to replace stock options previously granted to such employees by Datatec (the "Datatec Options"). The Company's Board of Directors (the "Board of Directors") in its sole discretion shall select the recipients of Options ("Optionees"). An Optionee may be granted more than one Option under the Plan.

                  5. TERMS AND CONDITIONS OF OPTIONS. The Board of Directors shall determine the number of Shares subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                         5.1 FORM OF OPTION GRANT. Each Option granted under the
Plan shall be evidenced by a written Stock Option Grant (the "Grant") in such form (which need not be the same for each Optionee) as the Board of Directors shall from time to time approve.


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                         5.2 DATE OF GRANT. The date of grant of an Option shall
be the date on which the Board of Directors makes the determination to grant such Option unless otherwise specified by the Board of Directors. The Grant representing the Option will be delivered to the Optionee with a copy of the Plan within a reasonable time after the date of grant.

                         5.3 EXERCISE  PRICE.  The  exercise  price of an Option
shall be the exercise price of the Datatec Options divided by a conversion price of $.58 per Option.

                         5.4  EXERCISE  PERIOD.  Options  shall  be  exercisable
within the times or upon the events determined by the Board of Directors as set forth in the Grant.

                         5.5 OPTIONS  TRANSFERABLE.  Options  granted  under the
Plan may be transferred or assigned by the Optionee as determined by the Board of Directors.

                  6. EXERCISE OF OPTIONS.

                         6.1 NOTICE.  Options may be exercised  only by delivery
to the Company of a written exercise agreement in a form approved by the Board of Directors (which need not be the same for each Optionee), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding the Optionee's investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

                         6.2 PAYMENT. Payment for the Shares may be made in cash
(by check) or, where approved by the Board of Directors in its sole discretion at the time of grant and where permitted by law: (a) by cancellation of indebtedness of the Company to the Optionee; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such Shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market having a Fair Market Value equal to the exercise price of the Option; (c) by instructing the Company to withhold Shares otherwise issuable pursuant to an exercise of the Option having a Fair Market Value equal to the exercise price of the Option (including the withheld Shares);
(d) by waiver of compensation due or accrued to Optionee for services  rendered;
(e) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National

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Association  of  Securities  Dealers (an "NASD  Dealer")  whereby  the  Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (f) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (g) by any combination of the foregoing.

                           6.3      TAXES.  The Company may make such provisions
as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any taxes or any other tax matters.

                           6.4      LIMITATIONS ON EXERCISE. Notwithstanding the
exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

                                    (a)     The Board of Directors may specify a
reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

                                    (b)  An  Option  shall  not  be  exercisable
unless such exercise is in compliance with the Securities Act of 1933, as amended (the "1933 Act"), all applicable state securities laws and the requirements of any stock exchange or national market system upon which the Shares may then be listed, as they are in effect on the date of exercise. The Company shall be under no obligation to register the Shares with the Securities and Exchange Commission ("SEC") or to effect compliance with the registration, qualification or listing requirements of any state securities laws or stock exchange, and the Company shall have no liability for any inability or failure to do so.

                           6.5      INFORMATION TO OPTIONEES.  The Company shall
provide to each Optionee a copy of the annual financial statements of the Company prior to such Optionee's exercise of the Option, and to each Optionee annually during the period such Optionee has Options outstanding, at such time after the close of each fiscal year of the Company as such statements are released by the Company to its shareholders; PROVIDED, HOWEVER, the Company shall not be required to provide such financial statements to Optionees whose

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services  in  connection  with the  Company  assure  them  access to  equivalent information.

                  7. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. The Board of Directors shall have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of the Optionee, impair any rights under any Option previously granted. The Board of Directors shall have the power to reduce the exercise price of outstanding options.

                  8. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a shareholder with respect to any Shares subject to an Option until such Option is properly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date, except as provided in the Plan.

                  9. NO OBLIGATION TO EMPLOY. Nothing in the Plan or any Option granted under the Plan shall confer on any Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate the Optionee's employment or other relationship at any time, with or without cause.

                  10. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company without consideration, or if a substantial portion of the assets of the Company are distributed, without consideration in a spin-off or similar transaction, to the shareholders of the Company, the number of Shares available under the Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board of Directors or shareholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share shall not be issued upon exercise of any Option and any fractions of a Share that would have resulted shall either be cashed out at Fair Market Value or the number of shares issuable under the Option shall be rounded up to the nearest whole number, as determined by the Board of Directors; and provided further that the exercise price may not be decreased to below the par value, if any, for the Shares.

                  11.      ASSUMPTION OF OPTIONS BY SUCCESSORS.

                           11.1   ASSUMPTION  OR   REPLACEMENT   OF  OPTIONS  BY
SUCCESSOR. In the event of (a) a merger or consolidation in which

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the  Company  is  not  the  surviving   corporation  (other  than  a  merger  or
consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company and the Options granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Optionees), (b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, or (d) any other transaction which qualifies as a "corporate transaction" under
Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (EXCEPT for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), any or all outstanding Options may be assumed by the successor corporation, which assumption shall be binding on all Optionees. In the alternative, the successor corporation may substitute equivalent Options or provide substantially similar consideration to Optionees as was provided to shareholders (after taking into account the existing provisions of the Options). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Optionee, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Optionee.

                           11.2  EXPIRATION  OF  OPTIONS.   In  the  event  such
successor corporation, if any, refuses to assume or substitute the Options, as provided above, pursuant to a transaction described in Subsection 11.1(a) above, such Options shall expire on the consummation of such transaction at such time and on such conditions as the Board of Directors shall determine. In the event such successor corporation, if any, refuses to assume or substitute the Options as provided above, pursuant to a transaction described in Subsections 11.1(a),
(b) or (c) above, or there is no successor corporation, and if the Company ceases to exist as a separate corporate entity, then, notwithstanding any contrary terms in the Option Grant, the Options shall expire on a date at least twenty (20) days after the Board of Directors gives written notice to Optionees specifying the terms and conditions of such termination.

                           11.3     OTHER TREATMENT OF OPTIONS.  Subject to any
greater  rights  granted to Optionees  under the  foregoing  provisions  of this
Section  11, in the event of the  occurrence  of any  transaction  described  in
Section 11.1, any outstanding Options shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

                  12. ADOPTION. The Plan shall become effective on the date that it is adopted by the Board of Directors (the "Effective Date"). Upon the Effective Date, the Board of Directors may grant Options pursuant to the Plan.

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                  13. ADMINISTRATION.  The Plan may be administered the Board of
Directors. The interpretation by the Board of Directors of any of the provisions of the Plan or any Option granted under the Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

                  14. TERM OF PLAN. Options may be granted pursuant to the Plan from time to time until such time as all stock options previously granted by Datatec to selected Datatec employees have been replaced.

                  15. AMENDMENT OR TERMINATION OF PLAN. The Board of Directors may at any time terminate or amend the Plan in any respect including (but not limited to) amendment of any form of Grant, exercise agreement or instrument to be executed pursuant to the Plan.

                  16. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following meanings:

                           16.1 "PARENT" means any  corporation  (other than the
Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                           16.2 "SUBSIDIARY"  means any corporation  (other than
the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                           16.3 "AFFILIATE" means any corporation that directly,
or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                           16.4 "FAIR  MARKET  VALUE" shall mean the fair market
value of the Shares as determined by the Board of Directors from time to time in good faith. If a public market exists for the Shares, the Fair Market Value shall be the average of the price of the last trade on each of the six business days immediately prior to the date of determination or, in the event the Common Stock of

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the  Company  is listed on a stock  exchange  or on the NASDAQ  National  Market
System, the Fair Market Value shall be the closing price on such exchange or quotation system on the last trading day prior to the date of determination.

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